UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Crown Media Holding, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CROWN MEDIA HOLDINGS, INC.

IMPORTANT NOTICE REGARDING AVAILABILITY OF SUPPLEMENT NO. 2 TO
PROXY MATERIALS FOR THE RECONVENED SHAREHOLDER
MEETING TO BE HELD ON JULY 30, 2009

1.             This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.             The proxy statement, Supplements 1 and 2 to the proxy statement, and the 2009 Annual Report are available at www.proxyvote.com.

3.             If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below as soon as possible to facilitate timely delivery.

Meeting Information

Meeting Type: Reconvened Annual Meeting
For holders as of: June 2, 2009
Date: July 30, 2009	Time: 11:00 AM EDT
Location:	Sheraton New York Hotel and Towers
811 Seventh Avenue
New York, New York 10019

The matter to be acted on at the Meeting is the election of 14 directors.  See accompanying sheet.

You are receiving this communication because you hold shares in the above-named company.

HOW TO ACCESS PROXY MATERIALS

Proxy Materials Available to VIEW or RECEIVE:  1. Notice & Proxy Statement; 2. Annual Report/10-K; 3. Supplement No. 1 to Proxy Statement; 4. Supplement No. 2 to Proxy Statement.  Supplement No. 2 accompanies this communication.

How to View Online:  Have the 12-Digit Control Number available (located on an accompanying sheet) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com

2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the accompanying sheet) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

HOW TO VOTE
Please Choose One of the Following Voting Methods

Vote In Person:  If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.  See also accompanying voting form.

CROWN MEDIA HOLDINGS, INC. ANNUAL MEETING TO BE HELD ON 07/30/09 FOR HOLDERS AS OF 06/02/09 * ISSUER CONFIRMATION COPY – INFO ONLY * 1 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. 228411104 DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100 1 – 01-WILLIAM J. ABBOTT, 02-DWIGHT C. ARN, 03-ROBERT C. BLOSS, 04-WILLIAM CELLA, 05-GLENN CURTIS, 06-STEVE DOYAL, 07-BRIAN E. GARDNER, 08-HERBERT A. GRANATH, 09-DONALD J. HALL, JR., 10-IRVINE O. HOCKADAY, JR., 11-A. DRUE JENNINGS, 12-PETER A. LUND, 13-BRAD R. MOORE, 14-DEANNE R. STEDEN * NOTE * SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF MATERIALS ELECTION As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. VIF11H IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 07/30/09 FOR CROWN MEDIA HOLDINGS, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** | ** PROXY STATEMENT ANNUAL REPORT SUPPLEMENT SUPPLEMENT 2 -I -S 1 FOR ALL NOMINEES WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW. DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE X 1 228411104 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING P82446 51 MERCEDES WAY EDGEWOOD NY 11717 1 1 ** CROWN MEDIA HOLDINGS, INC. 12700 VENTURA BOULEVARD SUITE 500 STUDIO CITY, CA 91604